UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934


July 13, 2007
Date of Report (Date of Earliest Event Reported)


Alliance Bancorp Trust 2007-OA1
(Exact name of issuing entity as specified in its charter)

Alliance Bancorp
(Exact name of sponsor as specified in its charter)


Alliance Securities Corp.
(Exact name of depositor as specified in its charter)



New York                 333-135166-01                 54-2199808
(State or other          (Commission                   54-2199809
jurisdiction              File Number)                 54-2199810
of incorporation)                                      (IRS Employer
                                                       Identification No.)


Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                    21045
(Address of principal executive offices)                        (Zip Code)

(410) 884-2000
(Registrant's telephone number, including area code)


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



 Section 1 - Registrant's Business and Operations

 Item 1.03(a) - Bankruptcy or Receivership.

On July 13, 2007, Alliance Bancorp, the Servicer and Sponsor of the Alliance Securities Corp, Mortgage-Backed Pass Through Certificates, Series 2007-OA1 transaction, and certain affiliates thereof filed voluntary petitions for relief under chapter 7 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), case number 0710942 on July 13, 2007, the Bankruptcy Court appointed Montague S. Claybrook as chapter 7 interium trustee in connection with these filings. A copy of the petition filed by Alliance Bancorp is attached hereto as exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1              United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 7 Petition -
                                Alliance Bancorp - Case Number 0710942


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Alliance Bancorp Trust 2007-OA1
(Issuing Entity)


 By:    Wells Fargo Bank, N.A. as Master Servicer
 By:  /s/  Elisabeth A. Brewster as Vice President
 By:    Elisabeth A. Brewster as Vice President

 Date: July 19, 2007




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1              United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 7 Petition -
                                Alliance Bancorp - Case Number 0710942





EX- 99.1

Official Form 1 (04/07)

Form B1 , Page 1


United States Bankruptcy Court
District of Delaware

Voluntary Petition

Name of Debtor (if individual, enter Last, First, Middle):
Alliance Bancorp

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec. No/Complete EIN or Tax I.D. No. (if more than one, state all):
94-3123360

Street Address of Debtor (No. & Street, City, State):
1000 Marina Boulevard #100
Brisbane, CA                                                  94005

County of Residence or of the Principal Place of Business:
San Mateo County

Mailing Address of Debtor (if different from street address):


          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec. No/Complete EIN or Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. & Street, City, State):


County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):


Location of Principal Assets of Business Debtor (if different from street address above):


--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below)


Nature of Business
(Check one box)

|_|  Health Care Business
|_| Single Asset Real Estate as defined in 11 U.S.C. Section 101 (51B) |_| Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable.)

|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box)

|X|  Chapter 7
|_|  Chapter 9
|_|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box.)

|_| Debts are primarily consumer Debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or household purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box)

|X|  Full Filing Fee attached
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form No. 3A
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.


  Statistical/Administrative Information

|_| Debtor estimates that funds will be available for distribution to unsecured creditors.
|X| Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_|  Debtor is a small business as defined in 11 U.S.C. Section 101(51D)
|_| Debtor is not a small business debtor as defined in 11 U.S.C. Section 101 (51 D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding Debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C, section 1126(b).

--------------------------------------------------------------------------------

Estimated Number of Creditors

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|_|   |_|   |_|   |_|    |_|      |_|      |X|       |_|     |_|       |_|


Estimated Assets

|_|$0 to    |_|$10,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $10,000     $100,000       $l million        $l00 million       million


Estimated Liabilities

|_|$0 to    |_|$50,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $50,000     $100,000       $l million        $l00 million       million



THIS SPACE IS FOR COURT USE ONLY


(page)


Official Form 1 (04/07)

Form B1 , Page 2


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Alliance Bancorp

--------------------------------------------------------------------------------
Prior Bankruptcy Case Filed Within Last 8 Years (If more than two, attach additional sheet)
--------------------------------------------------------------------------------

Location Where Filed:


Case Number:


Date Filed:


Location Where Filed:


Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)
--------------------------------------------------------------------------------

Name of Debtor:                                                .
See Addendum for Affiliated Debtors

Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

|_|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition_
|X|  No

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box)

|_| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|x| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
Check all applicable boxes.

|_| Landlord has a judgment against the debtor for possession of debtor's resident. (If box checked, complete the following.)


        X
        (Name of landlord that obtained judgment)

        X
        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included in this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (04/07)

Form B1 , Page 3


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s):
Alliance Bancorp

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7,11 12, 13 of title 11 United States code, understand the relief available under each such chapter and choose to proceed under chapter 7
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by Section 342(b) of the Bankruptcy Code

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ Mark D. Collins
  Signature of Attorney for Debtor(s)

  Mark D. Collins (No.2981)/ Daniel J. Defranceschi (No.2723)
  Printed Name of Attorney for Debtor(s)

  Richards, Layton & Finger, P.A.
  Firm Name

  One Rodney Square
  Address

  P.O. Box 551, Wilmington, DE 19899
  302-651-7700
  Telephone Number

  July 13, 2007
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11 United States Code specified in this petition


X /s/ Robert Hiatt
  Signature of Authorized Individual

  Robert Hiatt
  Printed Name of Authorized Individual

  Chief Financial Officer
  Title of Authorized Individual

  July 13, 2007
  Date

--------------------------------------------------------------------------------
Signature of Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct that I am the foreign representative of a debtor in a foreign proceeding and that I am authorized to file this petition

(Check only one box)

|_| I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by Section 1515 of title 11 are attached.


|_| Pursuant to Section 1515 of title 11 United States Code, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 USC Section 110. (2) I have prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 USC Section 110(b), 110(h), and 3-12(b); and (3) if rules or guidelines have been promulgated pursuant to 11 USC
Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor as required in that section. Official Form 19B is attached.



  Printed Name and title, if any of Bankruptcy Petition Preparer


  Social Security Number (if the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, reasonable person, or partner of the bankruptcy petition preparer) (Required by 11 USC Section 110)


  Address


  X


  Date
  Signature of Bankruptcy Petition Preparer or officer, principal, responsible person, or partner whose social security number is provided above.

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual;

  If more than one person prepared this document attach additional sheets conforming to the appropriate form for each person


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisionment or both 11 U.S.C. Section 110, 18 U.S.C. Section 156.


(page)


ADDENDUM

--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor
--------------------------------------------------------------------------------

Name of Debtor:
Alliance Mortgage Investments, Inc.^[1]

Case Number:


Date Filed:
July 13, 2007

District:
Delaware

Relationship:
Affiliate

Judge:


--------------------------------------------------------------------------------
Name of Debtor:
Alliance Bancorp, Inc.

Case Number:


Date Filed:
July 13, 2007

District:
Delaware

Relationship:
Affiliate

Judge:




[1] Alliance Mortgage Investments, Inc., a Delaware corporation ("AMI"), was the first filed entity. Alliance Bancorp and Alliance Bancorp, Inc. filed after AMI.